Intangible Assets (Total Intangible Assets) (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Patents	$ 360,341	$ 328,070
Total, at cost	1,849,567	1,670,239
Accumulated Amortization	(831,948)	(583,438)
Net Intangible Assets	1,017,619	1,086,801
Total Intangible Assets	2,318,619	2,387,801
Url Medical Foods [Member]
Total, at cost	1,301,000	1,301,000
Software Development [Member]
Total, at cost	$ 1,489,226	$ 1,342,169